UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 7, 2010

PRIMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3120 Breckenridge Blvd.

Duluth, Georgia 30099

(Address of Principal Executive Offices)

(770) 381-1000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Election of Directors

On December 7, 2010, the Board of Directors increased the size of the Board to nine members and elected Barbara A. Yastine as a member of the Board of Directors of Primerica, Inc. (“Primerica”) for a term expiring at Primerica’s 2012 annual meeting of stockholders. Ms. Yastine has not yet been appointed to any committees of the Board of Directors.

Ms. Yastine, age 51, has been Chief Administrative Officer of Ally Financial Inc. since May 2010, with oversight responsibility for the risk, compliance, legal and technology functions and also serves as Chairperson of Ally Bank, a wholly owned subsidiary of Ally Financial. Prior to joining Ally, she served as a Principal of Southgate Alternative Investments, a diversified alternative asset manager, beginning in June 2007. Before that, she was Chief Financial Officer of Credit Suisse First Boston from October 2002 to August 2004. She was with Citigroup and its predecessors for 15 years, with her last position being as CFO of Citigroup’s Global Corporate and Investment Bank. During her time at Citigroup, she also served as Chief Auditor, Chief Administrative Officer of the Global Consumer Group, and Executive Vice President and Chief Financial Officer of what is now CitiFinancial. Ms. Yastine began her career at Travelers as the head of investor relations.

In connection with her election, Ms. Yastine was awarded 2,547 shares of Primerica restricted stock under Primerica’s Omnibus Incentive Plan, which shares vest in three equal installments on each anniversary of the grant dates. Ms. Yastine also will be entitled to receive the director compensation described in Primerica’s Registration Statement on Form S-1, initially filed with the Securities and Exchange Commission on November 5, 2009, as last amended on March 31, 2010, in connection with Primerica’s initial public offering (the “Registration Statement”). In addition, Primerica has entered into an indemnification agreement with Ms. Yastine pursuant to which Primerica is required to indemnify Ms. Yastine against certain liabilities which may arise by reason of her status or service as a director and to advance to her expenses, subject to reimbursement if it is determined that she is not entitled to indemnification. The form of such indemnification agreement has been filed as an exhibit to the Registration Statement.

A copy of a press release dated December 7, 2010 announcing Ms. Yastine’s election to the Board of Directors is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated December 7, 2010 – Primerica’s Board of Directors Elects Barbara A. Yastine as a Board Member

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2010	PRIMERICA, INC.

/s/ Peter W. Schneider
Peter W. Schneider
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 7, 2010 – Primerica’s Board of Directors Elects Barbara A. Yastine as a Board Member

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